Debt and Bank Credit Agreements and Leases	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Debt and Bank Credit Agreements and Leases
Debt and Bank Credit Agreements and Leases

(Millions)	2012	2011
6 7/8% notes, due 2012(1)	$—	$71
5.75% notes, due 2013(1)	600	600
3 7/8% notes, due 2015 (€300)	395	388
1.9 % notes, due 2016(1)	249	248
7 3/8% notes, due 2016(1)	146	146
6 7/8% notes, due 2017	74	74
6.65% notes, due 2018	700	700
7.4% notes, due 2019	198	198
3.6% notes, due 2020	495	495
9% non-callable debentures, due 2021	149	149
2.70% notes, due 2022 (2)	400	—
7.70% notes, due 2038	249	249
5.5% notes, due 2040	248	248
Impact of derivatives on debt(1)	31	42
Various other non-U.S. debt, weighted average 3.4% as of December 31, 2012 and 2.3% of December 31, 2011.	5	9
Capital lease obligations	32	32
Total	3,971	3,649
Less payments due within one year	603	75
Long-term debt	$3,368	$3,574

(1)
PPG entered into several interest rate swaps which as of December 31, 2011 had the effect of converting $445 million, of these fixed rate notes to variable rates, based on the three-month London Interbank Offered Rate (LIBOR). There were no interest rate swaps outstanding at December 31, 2012. The fair values of these interest rate swaps were based on Level 2 inputs as described in Note 9. The weighted average effective interest rate for these borrowings, including the effects of the swaps, was 2.7% and 3.1% for the years ended December 31, 2012 and 2011, respectively. Refer to Note 11 for additional information.

(2)
In 2012, the $400 million notes were issued at a discount. Concurrently, PPG settled forward starting swaps with a payment of $121 million. This loss will be amortized to interest expense over the life of the debt. The effective interest rate on the $400 million notes was 5.8% at December 31, 2012.

Aggregate maturities of long-term debt during the next five years are (in millions) $603 in 2013, $9 in 2014, $405 in 2015, $400 in 2016, and $77 in 2017.
In July 2012, PPG entered into a five-year credit agreement with several banks and financial institutions (the “Credit Agreement”). The Credit Agreement provides for a $1.2 billion unsecured revolving credit facility. In connection with entering into this Credit Agreement, the Company terminated its existing $1.2 billion revolving credit facility that was scheduled to expire in August 2013. There was no outstanding amount due under this revolving facility at the time of its termination. The Company has the ability to increase the size of the Credit Agreement by up to an additional $300 million, subject to the receipt of lender commitments and other conditions. The Credit Agreement will terminate and all amounts outstanding thereunder will be due and payable on September 12, 2017, although under circumstances specified in the Credit Agreement and subject to the lenders' approval, the Company may make one request to extend such termination date by one year with respect to the approving lenders. The Company has the right, subject to certain conditions set forth in the Credit Agreement, to designate certain subsidiaries of the Company as borrowers under the Credit Agreement. In connection with any such designation, the Company is required to guarantee the obligations of any such subsidiaries under the Credit Agreement. There were no amounts outstanding under the credit agreement at December 31, 2012; however, the available borrowing rate on a one month, U.S. dollar denominated borrowing would have been 0.84%.
Borrowings under the Credit Agreement may be made in U.S. dollars or in euros. The Credit Agreement provides that loans will bear interest at rates based, at the Company's option, on one of two specified base rates plus a margin based on certain formulas defined in the Credit Agreement. Additionally, the Credit Agreement contains a Commitment Fee, as defined in the Credit Agreement, on the amount of unused commitments under the Credit Agreement ranging from 0.080% to 0.225% per annum. The applicable date and the Commitment Fee will be determined with reference to the pricing grid set forth in the Credit Agreement referencing the ratings established by Standard & Poor's Financial Services LLC and Moody's Investor Service Inc. for the Company's non-credit enhanced, long-term, senior, unsecured debt. The average Commitment Fee in 2012 was 0.175% and PPG is committed to pay 0.125% in 2013. There were no amounts outstanding under the Credit Agreement at December 31, 2012.
The Credit Agreement contains usual and customary restrictive covenants for facilities of its type, which include, with specified exceptions, limitations on the Company's ability to create liens or other encumbrances, to enter into sale and leaseback transactions and to enter into consolidations, mergers or transfers of all or substantially all of its assets. The Credit Agreement maintains the same restrictive covenant as the prior revolving credit facility whereby the Company must maintain a ratio of Total Indebtedness to Total Capitalization, as defined in the Credit Agreement, of 60% or less.
The Credit Agreement contains customary events of default, including the failure to make timely payments when due under the Credit Agreement or other material indebtedness, the failure to satisfy covenants contained in the Credit Agreement, a change in control of the Company and specified events of bankruptcy and insolvency that would permit the lenders to accelerate the repayment of any loans.
On July 31, 2012, PPG completed a public offering of $400 million in aggregate principal amount of its 2.70% Notes due 2022 (the "2022 Notes”). The 2022 Notes were offered by the Company pursuant to its existing shelf registration statement and pursuant to an indenture dated as of March 18, 2008 (the “Original Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by a first supplemental indenture dated as of March 18, 2008 between the Company and the Trustee (the “First Supplemental Indenture”), a second supplemental indenture dated as of November 12, 2010 between the Company and the Trustee (the “Second Supplemental Indenture”) and a third supplemental indenture dated as of August 3, 2011 between the Company and the Trustee (the “Third Supplemental Indenture” and, together with the Original Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”). The Company may issue additional debt from time to time pursuant to the Original Indenture. The Indenture governing these notes contains covenants that limit the Company’s ability to, among other things, incur certain liens securing indebtedness, engage in certain sale-leaseback transactions, and enter into certain consolidations, mergers, conveyances, transfers or leases of all or substantially all the Company’s assets. The terms of these notes also require the Company to make an offer to repurchase the Notes upon a Change of Control Triggering Event (as defined in the Second Supplemental Indenture) at a price equal to 101% of their principal amount plus accrued and unpaid interest.
The proceeds from this offering of $397 million, net of discount and issuance costs, are expected to be used to repay a portion of the $600 million of 5.75% notes due in March 2013 (the "2013 Notes”). The discount and issuance costs related to the 2022 Notes, which totaled $3 million, will be amortized to interest expense over the life of the 2022 Notes. Concurrently with the issuance of the 2022 Notes, PPG settled forward starting swaps with a payment of $121 million on July 30, 2012. This loss will be amortized to interest expense over the term of the notes, resulting in an effective interest rate of 5.8%. (Refer to Note 11, "Derivative Financial Instruments and Hedge Activities" for additional information).
In April 2012, the Company reclassified the $600 million of the 2013 Notes to Short-term debt and current portion of long-term debt in the accompanying consolidated balance sheet as these notes are due to be repaid in March 2013. Also during the year-ended December 31, 2012, the Company assumed $120 million of debt in the Dyrup acquisition and repaid $119 million of that debt, and repaid the $71 million of 6.875% notes upon their maturity.
In June 2011, the Company repaid a $400 million three year, unsecured term loan, which had a scheduled maturity date of June 2012. There was no prepayment penalty. The interest rate was variable based on a spread over LIBOR. This term loan was repaid using a portion of the proceeds from our November 2010 $1 billion debt issuance.

On November 12, 2010, PPG completed a public offering of $250 million in aggregate principal amount of its 1.900% Notes due 2016, $500 million in aggregate principal amount of its 3.600% Notes due 2020 and $250 million in aggregate principal amount of its 5.500% Notes due 2040. These notes were issued pursuant to the Original Indenture as supplemented by the First Supplemental Indenture and Second Supplemental Indenture. The indentures governing these notes contains covenants substantially similar those in the indentures governing the 2022 Notes.
Cash proceeds from the sale of these notes was $983 million (net of discount and issuance costs). The discount and issuance costs related to these notes, which totaled $17 million, will be amortized to interest expense over the respective terms of the notes.
In August 2010, PPG entered into a three-year credit agreement with several banks and financial institutions (the "2010 Credit Agreement") which was subsequently terminated in July 2012. The 2010 Credit Agreement provided for a $1.2 billion unsecured revolving credit facility. In connection with entering into the 2010 Credit Agreement, the Company terminated its €650 million and its $1 billion revolving credit facilities that were each set to expire in 2011. There were no outstanding amounts due under either revolving facility at the times of their termination. The 2010 Credit Agreement was set to terminate on August 5, 2013.
PPG’s non-U.S. operations have uncommitted lines of credit totaling $705 million of which $34 million was used as of December 31, 2012. These uncommitted lines of credit are subject to cancellation at any time and are generally not subject to any commitment fees.
Short-term debt outstanding as of December 31, 2012 and 2011, was as follows:

(Millions)	2012	2011
Other, weighted average 2.27% as of Dec. 31, 2012 and 3.72% as of December 31, 2011	$39	$33
Total	$39	$33

PPG is in compliance with the restrictive covenants under its various credit agreements, loan agreements and indentures. The Company’s revolving credit agreements include a financial ratio covenant. The covenant requires that the amount of total indebtedness not exceed 60% of the Company’s total capitalization excluding the portion of accumulated other comprehensive income (loss) related to pensions and other postretirement benefit adjustments. As of December 31, 2012, total indebtedness was 42% of the Company’s total capitalization excluding the portion of accumulated other comprehensive income (loss) related to pensions and other postretirement benefit adjustments. Additionally, substantially all of the Company’s debt agreements contain customary cross-default provisions. Those provisions generally provide that a default on a debt service payment of $10 million or more for longer than the grace period provided (usually 10 days) under one agreement may result in an event of default under other agreements. None of the Company’s primary debt obligations are secured or guaranteed by the Company’s affiliates.
Interest payments in 2012, 2011 and 2010 totaled $219 million, $212 million and $189 million, respectively.
In October 2009, the Company entered into an agreement with a counterparty to repurchase up to 1.2 million shares of the Company’s stock of which 1.1 million shares were purchased in the open market (465,006 of these shares were purchased as of December 31, 2009 at a weighted average price of $56.66 per share). The counterparty held the shares until September of 2010 when the Company paid $65 million and took possession of these shares.
Rental expense for operating leases in continuing operations was $212 million, $211 million and $206 million in 2012, 2011 and 2010, respectively. The primary leased assets include paint stores, transportation equipment, warehouses and other distribution facilities, and office space, including the Company’s corporate headquarters located in Pittsburgh, Pa. Minimum lease commitments for operating leases that have initial or remaining lease terms in excess of one year as of December 31, 2012, are (in millions) $160 in 2013, $128 in 2014, $102 in 2015, $79 in 2016, $62 in 2017 and $134 thereafter.
Discontinued operations, pretax includes $21 million, $38 million and $27 million of rental expense for operating leases in 2012, 2011 and 2010, respectively. Scheduled operating lease payments related to the PPG commodity chemicals business due under operating leases with remaining lease terms in excess of one year as of December 31, 2012 are (in millions) $11 in 2013, $7 in 2014, $5 in 2015, $4 in 2016, $2 in 2017 and $1 thereafter.
The Company had outstanding letters of credit and surety bonds of $119 million as of December 31, 2012. The letters of credit secure the Company’s performance to third parties under certain self-insurance programs and other commitments made in the ordinary course of business. As of December 31, 2012 and 2011, guarantees outstanding were $96 million and $90 million, respectively. The guarantees relate primarily to debt of certain entities in which PPG has an ownership interest and selected customers of certain of the Company’s businesses. A portion of such debt is secured by the assets of the related entities. The carrying values of these guarantees were $11 million and $13 million as of December 31, 2012 and 2011, respectively, and the fair values were $11 million and $21 million, as of December 31, 2012 and 2011, respectively. The fair value of each guarantee was estimated by comparing the net present value of two hypothetical cash flow streams, one based on PPG’s incremental borrowing rate and the other based on the borrower’s incremental borrowing rate, as of the effective date of the guarantee. Both streams were discounted at a risk free rate of return. The Company does not believe any loss related to these letters of credit, surety bonds or guarantees is likely.
As of December 31, 2012 and 2011, a $10 million guarantee related to credit risk on interest rate swaps of RS Cogen was outstanding. The carrying value of this guarantee was zero as of December 31, 2012 and 2011, and the fair value was negligible and $2 million, as of December 31, 2012 and 2011, respectively. This guarantee was transfered as part of the separation of the commodity chemicals business, refer to Note 25, "Separation and Merger Transaction."